Exhibit 99.2

Filed by Banner Corporation
Pursuant to Rule 425 under the Securities Act of 1933 and
Deemed filed pursuant to Rule 14a-12 of the Securities Exchange Act of 1934
Subject Company: Home Federal Bancorp, Inc.
Commission File No. 001-33795

BANNER CORPORATION

HomeFederal Bancorp, Inc.

Building Value at Banner

Acquisition of Home Federal Bancorp

Investor Presentation

September 24, 2013

Forward Looking Statements

When used in this presentation and in other documents filed with or furnished to the Securities and Exchange Commission (the "SEC"), in press releases or other public stockholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "believe," "will," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date such statements are made. These statements may relate to future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial information. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Statements about the expected timing, completion and effects of the proposed merger and all other statements in this release other than historical facts constitute forward-looking statements.

Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected revenues, cost savings, synergies and other benefits from the proposed merger of Banner Corp. ("Banner") and Home Federal Bancorp, Inc. ("Home") might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (2) the requisite stockholder and regulatory approvals for the Banner-Home merger might not be obtained; (3) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, which could necessitate additional provisions for loan losses, resulting both from loans originated and loans acquired from other financial institutions; (4) results of examinations by regulatory authorities, including the possibility that any such regulatory authority may, among other things, require increases in the allowance for loan losses or writing down of assets; (5) competitive pressures among depository institutions; (6) interest rate movements and their impact on customer behavior and net interest margin; (7) the impact of repricing and competitors' pricing initiatives on loan and deposit products; (8) fluctuations in real estate values; (9) the ability to adapt successfully to technological changes to meet customers' needs and developments in the market place; (10) the ability to access cost-effective funding; (11) changes in financial markets; (12) changes in economic conditions in general and in Washington, Idaho and Oregon in particular; (13) the costs, effects and outcomes of litigation; (14) new legislation or regulatory changes, including but not limited to the Dodd-Frank Act and regulations adopted thereunder, changes in capital requirements pursuant to the Dodd-Frank Act and the implementation of the Basel III capital standards, other governmental initiatives affecting the financial services industry and changes in federal and/or state tax laws or interpretations thereof by taxing authorities; (15) changes in accounting principles, policies or guidelines; (16) future acquisitions by Banner of other depository institutions or lines of business; and (17) future goodwill impairment due to changes in Banner's business, changes in market conditions, or other factors.

Banner does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Additional Information
Banner will file a registration statement on Form S-4 with the SEC in connection with the proposed transaction. The registration statement will include a proxy statement of Home that also constitutes a prospectus of Banner, which will be sent to the stockholders of Home. Stockholders are advised to read the proxy statement/prospectus when it becomes available because it will contain important information about Banner, Home and the proposed transaction. When filed, this document and other documents relating to the merger filed by Banner and Home can be obtained free of charge from the SEC's website at www.sec.gov. These documents also can be obtained free of charge by accessing Banner's website at http://www.bannerbank.com/AboutUs/InvestorRelations/SecuritiesandExchangeCommission(SEC)Filings/Pages/default.aspx or by accessing Home's website at http://www.myhomefed.com/ir under the tab "SEC Filings, Ownership and Forms". Alternatively, these documents, when available, can be obtained free of charge from Banner upon written request to Banner Corporation, Attn: Investor Relations, 10 South First Avenue, Walla Walla, Washington 99362 or by calling (509) 527-3636, or from Home, upon written request to Home Federal Bancorp, Inc., Attn: Investor Relations, 500 12th Avenue South, Nampa, Idaho or by calling (208) 468-5156.

Participants in this Transaction
Banner, Home and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Home stockholders in connection with the proposed transaction under the rules of the SEC. Information about these participants may be found in the definitive proxy statement of Banner relating to its 2013 Annual Meeting of Stockholders filed with the SEC by Banner on March 19, 2013 and the definitive proxy statement of Home relating to its 2013 Annual Meeting of Stockholders filed with the SEC on April 15, 2013. These definitive proxy statements can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants will also be included in the proxy statement/prospectus regarding the proposed transaction when it becomes available.

Transaction Highlights

Compelling Transaction

- Combination strengthens a leading Pacific Northwest-based banking company
  - 4th largest Pacific Northwest headquartered bank by assets
- Expands and diversifies branch network and creates a top 10 deposit market share bank in all three Pacific Northwest states with 112 branches
  - Creates a significant community banking presence in Boise
  - Addition of new I-5 markets in Oregon and expansion into Central Oregon
- Diversifies deposit and loan portfolios
  - Attractive core deposit base provides opportunity for margin protection
  - Provides new commercial client base to cross-sell additional services
- Opportunity for significant operational efficiencies and cost synergies

Attractive Financial Returns

- Year 1 EPS Accretion of 6%[(1)]
- Year 2 EPS Accretion of 8%
- >15% IRR
- Tangible Book Value Dilution Payback
  - Traditional EPS Accretion Method[(2)]: 3.2 years
  - Incremental Earnings Method[(3)]: 1.2 years

(1) Year 1 defined as subsequent four quarters after close; excludes impact of transaction costs, as they are factored into tangible book value dilution
(2) Number of years it takes to eliminate the initial tangible book value per share dilution with the estimated pro forma BANR EPS accretion
(3) Number of years it takes to eliminate the initial tangible book value per share dilution with the estimated incremental after-tax earnings per share provided by HOME divided by pro forma fully diluted BANR shares outstanding

BANNER CORPORATION

Transaction Overview

Transaction Detail[1]	
Aggregate Value	$197.0 million
Per Diluted Share Value	$13.40
Price/ TBVPS	115.5%
Market Premium	5.9%
Core Deposit Premium	3.8%
Consideration Mix	2,904,000 in fixed shares of BANR $87.6 million in cash, subject to certain closing adjustments[2]
Due Diligence	Completed, including an extensive loan review
HOME Ownership	Approximately 13% of pro forma company
Walk-Aways	Fixed shares issued if BANR's stock is between $26.00 and $40.00, double trigger between $24.00 and $26.00
Required Approvals	Regulatory and HOME shareholder approvals
Targeted Closing	Q1 2014

(1) Based on BANR's closing price of $37.66 as of 9/24/13
(2) If HOME's closing tangible common equity is above or below $168.1 million (excluding transaction costs), the cash paid will go up or down based on the difference; if HOME transaction costs exceed $11.65 million (pre-tax), the excess will be a reduction to the cash payment; cash paid to cash out the in-the-money options at closing are included in the $87.6 million total cash paid

BANNER CORPORATION

Deal Rationale

Attractive Pro Forma Franchise

Leading Pacific Northwest-Based Banking Company	▪ Combination strengthens a leading Pacific Northwest-based banking company ▪ Scale in all major regional markets ▪ Creates a significant community banking presence in Boise ▪ Adds locations in Boise, Central Oregon, Eugene, Grants Pass, and Medford
Financially Attractive	▪ Opportunity for significant operational efficiencies and cost synergies ▪ Immediately accretive to earnings with cost save assumptions(1) ▪ Attractive tangible book value payback period ▪ Strong IRR (>15%) ▪ Excellent asset quality trends
Opportunities for Additional Growth	▪ Opportunities for additional penetration in diverse growth markets ▪ New product offerings and higher lending limits to existing Home Federal customers ▪ Strong pro forma capital position with room for continued organic growth and/or additional acquisitions

(1) Excludes impact of transaction costs, as they are factored into tangible book value dilution

BANNER CORPORATION

Overview of Home Federal Bancorp (NASDAQ: HOME)

Overview	
Headquarters	Nampa, ID
Branches	24
Date Established	1/1/1920

Balance Sheet (Q2 2013)	
Assets	$1,007.8 million
Securities	$440.9 million
Gross Loans	$399.9 million
Noninterest Bearing Deposits	$154.0 million
Total Deposits	$824.1 million
Tangible Common Equity	$168.1 million
Total Equity	$170.4 million

Income Statement (Q2 2013 LTM)	
Interest Income	$46.6 million
Interest Expense	$3.3 million
Net Interest Income	$43.3 million
Provision for Loan Losses	($1.1 million)
Noninterest Income	($1.3 million)
Noninterest Expense	$41.3 million
Net Income	$1.6 million
Net Income Available to Common	$1.6 million
Earnings per Share	$0.11 per share

Source: SNL Financial as of 6/30/2013

Financial Ratios (Q2 2013)	
Balance Sheet & Capital	
Loans / Deposits	48.5%
% Noninterest Bearing Deposits	18.7%
TCE Ratio	16.7%
Leverage Ratio (Bank-Level)	15.6%
Income Statement (MRQ)	
Cost of Deposits	0.36%
Net Interest Margin	4.41%
ROAA	0.22%
ROAE	1.32%
Asset Quality	
NPAs / Assets	1.39%
NCOs / Avg. Loans	0.03%
LLR / Loans	2.78%

FDIC Deal Summary

- Home Federal Bancorp has completed two FDIC-assisted transactions
  - On August 7, 2009, HOME entered into a purchase and assumption agreement with the FDIC to assume certain deposits and assets of Community First Bank, based in Prineville, OR
  - On July 30, 2010, HOME entered into a purchase and assumption agreement with the FDIC to assume all deposits and certain assets of LibertyBank, based in Eugene, OR

A Leading Pacific NW-Based Banking Company

- Provides scale in all major regional markets
- 4th largest institution headquartered in the region
- 2nd largest community bank deposit market share in Boise/Nampa MSA

Institution[1]	Total Assets ($mm)
Umpqua Holdings Corporation[2]	$ 21,332
Washington Federal, Inc.	13,012
Columbia Banking System, Inc.	7,070
Pro Forma[2]	**5,244**
Banner Corporation	**4,236**
HomeStreet, Inc.[2]	3,043
Washington Banking Company	1,617
Pacific Continental Corporation	1,431
Heritage Financial Corporation	1,426
Cascade Bancorp	1,366
Home Federal Bancorp, Inc.	**1,008**
Intermountain Community Bancorp	931
First Financial Northwest, Inc.	902
Riverview Bancorp, Inc.	775
Timberland Bancorp, Inc.	733
Anchor Bancorp	452
Sound Financial Bancorp, Inc.	410
FS Bancorp, Inc.	379


HOME branch location
BANR branch location
UNITED STATES


Caldwell
Lincoln Rd
E Linden St
Star
Eagle
Garden City
IDAHO
W McMillan Rd
W Ustick Rd
Cherry Ln
Meridian
Nampa
Boise
Highlands
Boise Hills Village
E Victory Rd
W Victory Rd
E Amity Rd
W Amity Rd
Ada

(1) NASDAQ-traded banks and thrifts in ID, OR, and WA
(2) Pro forma including announced acquisitions, exclusive of any purchase accounting adjustments
Source: SNL Financial as of 6/30/2013

Boise is an Attractive Long-Term Market

Boise is the 3rd largest metro market in the Pacific Northwest

Highly Ranked

- Forbes ranks Boise as the 15th fastest growing U.S. city, out of 146 major markets(1)
- Ranked by Market Watch as the #6 best U.S. city for business(2)
- Ranked by Outside Magazine as the Best Town in the Western U.S.(3)

Strong Housing Recovery

- Forbes ranks Boise as the #3 metro market leading the housing recovery(1)
- 69% growth in housing starts in Q2 2013, year-over-year(4)
- As of Q2 2013, supply has dropped from 9.4 months to 5.8 months(4)
- Inventory of vacant developed lots has declined for 11 straight quarters(4)

Boise MSA Deposit Market Share(7)

			Deposits	
	Institution	Branches	$mm	Share
1	Wells Fargo	24	$2,199	26.7%
2	U.S. Bancorp	39	1,596	19.4%
3	Washington Federal	14	862	10.5%
4	KeyCorp	16	707	8.6%
	Pro Forma	**15**	**464**	**5.7%**
5	**Home Federal**	**10**	**359**	**4.4%**
6	Zions	8	356	4.3%
7	JPMorgan Chase	15	282	3.4%
8	Cascade	12	272	3.3%
9	Idaho Independent	7	250	3.0%
10	W.T.B. Financial	9	237	2.9%
14	**Banner**	**5**	**105**	**1.3%**
	Total	**194**	**$8,222**	

Out of 20 Institutions

Favorable Employment and Business Trends

- Unemployment rate at 6.1% is below the national average(5)
- Idaho state capital and home to Boise State University
- Strong and growing technology investment – growing number of technology companies with Boise operations, including Hewlett Packard, Micron Technology, and Microsoft
- 2nd lowest in energy costs in the Western U.S.(6)

(1) Forbes, January 2013
(2) Market Watch, December 2009
(3) Outside Magazine, 2010
(4) Metrostudy, August 2013
(5) U.S. Bureau of Labor Statistics, July 2013
(6) Capital City Development Corporation
(7) SNL Financial as of 6/30/2012

BANNER CORPORATION

Deposit Franchise Expansion

Elevates BANR to a top 10 deposit market share position in all three Pacific Northwest states

Oregon Deposit Market Share

	Institution	Branches	Deposits $mm	Deposits Share
1	Bank of America	72	$17,650	26.7%
2	U.S. Bancorp	196	11,349	17.1%
3	Wells Fargo	122	9,000	13.6%
4	Umpqua	134	6,492	9.8%
5	JPMorgan Chase	118	4,319	6.5%
6	KeyCorp	79	3,303	5.0%
7	Columbia	72	2,276	3.4%
8	Washington Federal	50	2,176	3.3%
	Pro Forma	**28**	**1,098**	**1.7%**
9	BNP Paribas	30	1,044	1.6%
10	Pacific Continental	11	827	1.3%
12	**Banner**	**15**	**601**	**0.9%**
13	**Home Federal**	**13**	**497**	**0.8%**
	Total	**1,087**	**$66,195**	

Out of 54 Institutions

Idaho Deposit Market Share

	Institution	Branches	Deposits $mm	Deposits Share
1	Wells Fargo	85	$4,607	23.6%
2	U.S. Bancorp	97	3,161	16.2%
3	Zions	28	1,306	6.7%
4	Washington Federal	31	1,252	6.4%
5	KeyCorp	31	1,106	5.7%
6	Glacier	24	912	4.7%
7	D.L. Evans	20	779	4.0%
8	Bank of Commerce	15	694	3.6%
9	Intermountain	16	622	3.2%
	Pro Forma	**19**	**613**	**3.1%**
10	Umpqua	17	495	2.5%
14	**Home Federal**	**11**	**388**	**2.0%**
19	**Banner**	**8**	**225**	**1.2%**
	Total	**527**	**$19,501**	

Out of 34 Institutions

Washington Deposit Market Share

	Institution	Branches	Deposits $mm	Deposits Share
1	Bank of America	195	$23,486	20.7%
2	Wells Fargo	154	12,567	11.1%
3	U.S. Bancorp	188	11,841	10.5%
4	JPMorgan Chase	212	10,178	9.0%
5	KeyCorp	164	8,492	7.5%
6	Washington Federal	83	5,075	4.5%
7	Umpqua	116	4,611	4.1%
8	Columbia	86	3,523	3.1%
9	W.T.B. Financial	26	3,000	2.7%
10	**Banner**	**65**	**2,701**	**2.4%**
	Total	**1,858**	**$113,262**	

Out of 87 Institutions

Note: Assumes pro forma market share for announced M&A transactions
Source: SNL Financial as of 6/30/2012

Pro Forma Loan and Deposit Composition

BANR



Farm & Agriculture 7.1%
Other 0.7%
Constr. & Development 11.4%
Consumer 2.8%
Comm. & Industrial 17.9%
1-4 Family 22.6%
Multifamily 4.2%
Other CRE 18.1%
Owner Occupied CRE 15.2%

Total Loans: $3.3 billion

HOME



Farm & Agriculture 1.2%
Consumer 1.1%
Other 0.1%
Comm. & Industrial 5.6%
Constr. & Development 11.0%
Other CRE 25.8%
1-4 Family 29.0%
Owner Occupied CRE 17.8%
Multifamily 8.6%

Total Loans: $399.9 million

Pro Forma



Farm & Agriculture 6.5%
Consumer 2.6%
Other 0.6%
Constr. & Development 11.4%
Comm. & Industrial 16.6%
1-4 Family 23.3%
Other CRE 18.9%
Multifamily 4.6%
Owner Occupied CRE 15.5%

Total Loans: $3.7 billion

BANR



CDs < $100k 12.1%
Transaction 39.2%
CDs > $100K 15.2%
MMDA + Savings 33.5%

Total Deposits: $3.5 billion

HOME



CDs < $100k 14.7%
Transaction 48.6%
CDs > $100K 7.8%
MMDA + Savings 28.8%

Total Deposits: $824.1 million

Pro Forma



CDs < $100k 12.6%
CDs > $100K 13.8%
Transaction 41.0%
MMDA + Savings 32.6%

Total Deposits: $4.3 billion

Note: All dollars in thousands
Source: SNL Financial as of 6/30/2013

Opportunities for Improvement in Combined Organization

	Banner Track Record	Transaction Opportunities
Growth and Profitability	**LTM Trailing ROAA(1)** 	▪ Opportunity to expand Banner's proven client acquisition model across new markets and client base ▪ NIM benefit from reallocation of earning assets over time to higher yielding assets ▪ Securities portfolio opportunities to reduce interest rate risk
Operational Efficiency	**LTM Trailing Efficiency Ratio(2)** 	▪ Deal-related cost saves ▪ Scale in the Boise market ▪ Additional revenue generating opportunities
Core Deposit Franchise	**Noninterest-Bearing Deposits** 	▪ Continue to emphasize the building of strong, local core deposits ▪ NIM protection from strong core deposit base ▪ Opportunity to increase noninterest bearing deposits in new markets

2%
1%
0%
-1%
-2%
Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
2010 2011 2012 2013

90%
85%
80%
75%
70%
65%
60%
Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
2010 2011 2012 2013

30%
25%
20%
15%
10%
Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
2010 2011 2012 2013

(1) Excludes $31.8 million DTA recovery in Q2 2012
(2) Excludes change in valuation of financial instruments carried at fair value
Source: SNL Financial as of 6/30/2013

Financial Impact

Pro Forma Financial Impact

Year 1 EPS Accretion[1]	▪ 6%
Year 2 EPS Accretion	▪ 8%
IRR	▪ >15%
Tangible Book Value Dilution Payback	▪ Traditional EPS Accretion Method[2]: 3.2 years ▪ Incremental Earnings Method[3]: 1.2 years

Capital Ratios (6/30/2013)

	Banner Corporation	HomeFederal Bancorp, Inc.	Pro Forma
TCE/ TA	12.2%	16.7%	11.3%
Leverage Ratio	13.3%	15.6%	12.0%
Tier 1 Ratio	15.7%	37.3%	14.9%
Total Risk-Based Capital Ratio	17.0%	38.6%	16.2%

(1) Year 1 defined as subsequent four quarters after close; excludes impact of transaction costs, as they are factored into tangible book value dilution
(2) Number of years it takes to eliminate the initial tangible book value per share dilution with the estimated pro forma BANR EPS accretion
(3) Number of years it takes to eliminate the initial tangible book value per share dilution with the estimated incremental after-tax earnings per share provided by HOME divided by pro forma fully diluted BANR shares outstanding

Source: SNL Financial as of 6/30/2013

Transaction Assumptions

Consideration	▪ 2,904,000 in fixed shares of BANR ▪ $87.6 million in cash, subject to certain closing adjustments(1)
Earnings Estimates(2)	▪ 2014E of $2.36 for BANR ▪ 2014E of $0.18 for HOME
Cost Savings	▪ Year 1 cost savings of approximately $14.3 million (34.7% of LTM noninterest expense)(3) ▪ Year 2 cost savings of approximately $16.1 million (38.9% of LTM noninterest expense)(3)
Deal Related Expenses	▪ Approximately $14.4 million, pre-tax
Assumed Credit Mark	▪ 3.8% of HOME's gross loans and 10% of OREO
Revenue Enhancements	▪ Significant opportunities, but none included in transaction economics
Core Deposit Intangible	▪ 1.0% of HOME's core deposits ($7.6 million) ▪ Amortized over 10 years using sum-of-the-years digits methodology
Targeted Closing	▪ Q1 2014

(1) If HOME's closing tangible common equity is above or below $168.1 million (excluding transaction costs), the cash paid will go up or down based on the difference; if HOME transaction costs exceed $11.65 million (pre-tax), the excess will be a reduction to the cash payment; cash paid to cash out the in-the-money options at closing are included in the $87.6 million total cash paid
(2) Mean Street consensus estimates from SNL Financial, as of 9/24/2013
(3) LTM 6/30/2013 HOME noninterest expense of $41.3 million

BANNER CORPORATION

Credit Due Diligence and Fair Value Marks

Credit Due Diligence

- Estimated credit mark of $15.2 million or 3.8% of loans
  - Analyzed credit files, underwriting methodology, and policy management processes
  - Comprehensive credit review covering 62% of commercial loans and 100% of OREO
- Continued FDIC loss-share coverage on covered assets until August 2014 for the Community First Bank acquisition and July 2015 for the LibertyBank acquisition

Additional Fair Value Marks

- Estimated OREO fair value discount of 10.0%

Core Deposit Intangible

- Estimated core deposit intangible equaling 1.0% of Home Federal's core deposits(1)

(1) Core deposits equal all deposits less CDs ≥ $100k
Source: Company management

Transaction Highlights

Compelling Transaction

- Combination strengthens a leading Pacific Northwest-based banking company
  - 4th largest Pacific Northwest headquartered bank by assets
- Expands and diversifies branch network and creates a top 10 deposit market share bank in all three Pacific Northwest states with 112 branches
  - Creates a significant community banking presence in Boise
  - Addition of new I-5 markets in Oregon and expansion into Central Oregon
- Diversifies deposit and loan portfolios
  - Attractive core deposit base provides opportunity for margin protection
  - Provides new commercial client base to cross-sell additional services
- Opportunity for significant operational efficiencies and cost synergies

Attractive Financial Returns

- Year 1 EPS Accretion of 6%(1)
- Year 2 EPS Accretion of 8%
- >15% IRR
- Tangible Book Value Dilution Payback
  - Traditional EPS Accretion Method(2): 3.2 years
  - Incremental Earnings Method(3): 1.2 years

(1) Year 1 defined as subsequent four quarters after close; excludes impact of transaction costs, as they are factored into tangible book value dilution
(2) Number of years it takes to eliminate the initial tangible book value per share dilution with the estimated pro forma BANR EPS accretion
(3) Number of years it takes to eliminate the initial tangible book value per share dilution with the estimated incremental after-tax earnings per share provided by HOME divided by pro forma fully diluted BANR shares outstanding